                                 SUBSIDIARIES OF
                        INFINITY BROADCASTING CORPORATION


                                                       Percentage of Ownership
                                                       by Infinity Broadcasting
                                 Jurisdiction          Corporation ("Infinity")
NAME OF SUBSIDIARY               INCORPORATION         OR ITS SUBSIDIARIES

The Audio House, Inc.            California            100% by Infinity

Hemisphere Broadcasting          Delaware              100% by Infinity
Corporation

Infinity Broadcasting            Pennsylvania          100% by Infinity
Corporation of
Pennsylvania

Sagittarius Broadcasting         New York              100% by Infinity
Corporation

Hit Radio, Inc.                  New York              80% by Sagittarius
                                                       Broadcasting
                                                       Corporation: 20% by
                                                       Infinity

C & W Land Corporation           New Jersey            100% by Hit Radio, Inc.

13 Radio Corporation             Delaware              100% by Infinity

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Illinois

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of
Los Angeles

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Maryland

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Michigan

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Florida

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of
Washington, D.C.

Infinity Ventures, Inc.          Delaware              100% by Infinity

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Tampa

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Glendale

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Texas

Infinity Broadcasting            New York              100% by Infinity
Corporation of Baltimore                               Broadcasting
                                                       Corporation of
                                                       Baltimore

Infinity WLIF, Inc.              Maryland              100% by Infinity
                                                       Broadcasting
                                                       Corporation of
                                                       Baltimore

Infinity WLIF-AM,                Maryland              100% by Infinity
Inc.                                                   Broadcasting
                                                       Corporation of
                                                       Baltimore

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Atlanta

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Boston

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Chicago

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of
Philadelphia

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of
California

Infinity Network Inc.            Delaware              100% by Infinity

Unistar Communication            Delaware              100% by Infinity
Group, Inc.

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Detroit

Infinity Broadcasting            Delaware              100% by Infinity
Corporation (WPGC-AM), Inc

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of Dallas

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of San
Francisco

Infinity Broadcasting            Delaware              100% by Infinity
Corporation of
Washington